SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                           /X/

Filed by a Party other than the Registrant        / /

CHECK THE APPROPRIATE BOX:

     / /  Preliminary Proxy Statement

     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     /X/  Definitive Proxy Statement

     / /  Definitive Additional Materials

     / /  Soliciting Material Pursuant to ss.240.14a-12


                           BLUE AND WHITE FUNDS TRUST
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                           BLUE AND WHITE FUNDS TRUST
                               8383 WILSHIRE BLVD
                                    SUITE 100
                             BEVERLY HILLS, CA 90211

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 14, 2004



Enclosed in this package you will find:

SHAREHOLDER LETTER.............................................................2

NOTICE OF SPECIAL MEETING......................................................3

SHAREHOLDER Q&A................................................................4

PROXY STATEMENT................................................................7

PROPOSAL NO. 1.................................................................8
         To Elect Board Members

PROPOSAL NO. 2................................................................11
         To approve a new Investment Advisory Agreement

APPENDIX A...................................................Appendix A - Page 1
         New Investment Advisory Agreement

PROXY CARD..............................................................Enclosed

                           BLUE AND WHITE FUNDS TRUST
                               8383 WILSHIRE BLVD
                                    SUITE 100
                             BEVERLY HILLS, CA 90211

                                  April 5, 2004

Dear Blue & White Fund Shareholder:

         The attached Proxy Statement describes two proposals. The first proposal is to elect board members to the Board of Trustees and the second proposal is to approve Blue and White Fund's investment advisory agreement.

         These proposals are being made as a result of a change in control of the ownership of Blue and White Investment Management, LLC (the "Adviser"), the investment advisory firm responsible for managing the assets of the Blue & White Fund. On December 22, 2003, Eplboim, Poutre & Co., one of the owners of the Adviser, purchased the interests of the other owner, Ramco U.S., Inc. As a result of the change of control, the Investment Advisory Agreement under which the Adviser served as the Fund's investment adviser automatically terminated as required by federal law. (The Adviser is currently continuing to advise the Fund under an interim agreement as permitted by federal law, until a permanent agreement is approved by the shareholders of the Fund.) In connection with the change of control of the Adviser, Ramco Consultants and Portfolio Management Ltd. resigned as sub-adviser to the Fund, and certain board members it had nominated also resigned.

         The Fund's Board of Trustees has scheduled a Special Meeting of Shareholders to be held on May 14, 2004. At this meeting, shareholders will be asked to approve a new Investment Advisory Agreement for the Fund with the Adviser, and to elect members to the Board of Trustees of the Fund. The proposed new Investment Advisory Agreement is identical to the original Investment Advisory Agreement, except for the effective and termination dates. We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on these important issues.

         This Proxy Statement provides information that addresses various questions that you may have regarding the change in ownership, the new Investment Advisory Agreement, the nominees to serve on the Board of Trustees, the voting process and the shareholder meeting generally. WE URGE YOU TO CONFIRM THE BOARD OF TRUSTEES' RECOMMENDATIONS BY PROMPTLY COMPLETING, DATING AND SIGNING YOUR PROXY CARD AND MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         YOUR PROMPT RESPONSE WILL HELP AVOID THE COST OF ADDITIONAL PROXY SOLICITATION. If you have any questions regarding the proxy, please call (877) 429-3863.

Sincerely,


Shlomo Eplboim, Chairman                     Michael Poutre, President

                           BLUE AND WHITE FUNDS TRUST
                               8383 WILSHIRE BLVD.
                                    SUITE 100
                             BEVERLY HILLS, CA 90211

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 2004

To the Shareholders:

Notice is given that a Special Meeting of Shareholders of Blue and White Funds Trust (the "Fund") will be held at the offices of the Fund, 8383 Wilshire Boulevard, Suite 100, Beverly Hills, California 90211 on FRIDAY, MAY 14, 2004, at 12:00 p.m., Pacific Time, for the following purposes:

|X|  To elect four board members;

|X| To approve a new Investment Advisory Agreement between the Fund and Blue and White Investment Management, LLC; and

|X| To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on March 30, 2004 are entitled to receive notice of and vote at the Fund's Special Meeting and any adjournment thereof. You are entitled to cast one vote for each share and a fractional vote for each fractional share that you own on the record date.


                                               Michael Poutre
                                               Secretary
Beverly Hills, California
April 5, 2004


         YOUR VOTE IS IMPORTANT. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided. Your prompt response will help avoid the cost of additional solicitation and ensure that a quorum will be present at the meeting. If you have any questions regarding the proxy, please call (877) 429-3863. Your proxy is revocable at any time before Friday, May 14, 2004 at 12:00 p.m., Pacific Time by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise), or by attending the Special Meeting and voting in person. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof as instructed.

                        SHAREHOLDER QUESTIONS AND ANSWERS
  Voting on the Proposals at the Blue and White Funds Trust Shareholder Meeting

         Blue and White Investment Management, LLC (the "Adviser") manages the Blue & White Fund, a series of the Blue and White Funds Trust, an open-end investment management company organized as a Delaware statutory trust (the "Fund"). The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals affecting the Fund to be considered at the shareholder meeting or at any adjournment thereof (the "Meeting"). If you have any questions regarding the Proxy Statement, please do not hesitate to call us at (877) 429-3863.

WHEN AND WHERE WILL THE SHAREHOLDER MEETING BE HELD?

         The Shareholder Meeting will be held on FRIDAY, MAY 14, 2004 at the offices of the Fund, 8383 Wilshire Boulevard, Suite 100, Beverly Hills, California 90211, at 12:00 P.M., PACIFIC TIME. At this meeting, final votes will be cast and ballots will be officially tabulated. Shareholders do not need to attend the meeting in person, because the proxies named on your ballot will cast your vote on your behalf. In order for your ballots to be counted at this meeting please return your proxy card promptly.

ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?

         You are being asked to:

         (1) Elect two new persons to the Board of Trustees of the Fund as independent trustees and to ratify the previous appointment of two other independent trustees. The Board will then be comprised of five independent members and one member affiliated with the Adviser.

         (2) Approve a new Investment Advisory Agreement between the Adviser and the Fund that will allow the Adviser to continue providing advisory services to the Fund following the sale of a 50% interest in the Adviser by Ramco U.S. Inc. THERE ARE NO CHANGES IN THE INVESTMENT ADVISORY FEES TO BE PAID BY THE FUND OR THE SERVICES TO BE PROVIDED BY THE ADVISER UNDER THE NEW INVESTMENT ADVISORY AGREEMENT.

HAS THE BOARD APPROVED THE PROPOSALS?

         Yes. The Board of Trustees unanimously approved these proposals on December 22, 2003 and January 27, 2004 and recommends that you vote to approve both proposals.

WHY AM I BEING ASKED TO ELECT TRUSTEES?

         The Board of Trustees is responsible for supervising the management of the Fund's business. The Investment Company Act of 1940, as amended (the "Investment Company Act") and related rules of the U.S. Securities and Exchange Commission ("SEC") contain provisions requiring that certain percentages of a mutual fund's board of trustees be made up of members who are independent of the fund's investment adviser. The law requires that for a period of three years after the sale of Ramco U.S. Inc.'s interest in the Adviser, 75% of the Fund's Board must be made up of members who are independent of the Adviser; thereafter a simple majority of the Board must be independent.

         The Fund's Board of Trustees currently consists of four persons, three of whom are independent of the Adviser. Two additional persons have been nominated by the Board's Nominating Committee and approved by the Board of Trustees for election as trustees. You are being asked to ratify the appointment of two of the current members of the Board and elect these two new members.

         This Proxy Statement includes a description of the nominees' backgrounds and business experiences.

WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

         The Fund is registered under the Investment Company Act, which provides that any investment advisory agreement for a mutual fund terminates automatically if the investment adviser experiences a significant change in ownership. Since Ramco U.S. Inc.'s sale of its 50% interest in the Adviser on December 22, 2003, the Adviser has been providing investment advisory services to the Fund under an interim Investment Advisory Agreement that was approved by the Fund's Board of Trustees, as permitted by SEC rules. In order for the Adviser to continue to provide advisory services to the Fund on an ongoing basis, shareholders of the Fund must approve a new Investment Advisory Agreement. Your vote to approve the new Agreement will also constitute approval of the interim Investment Advisory Agreement and the advisory fees charged to the Fund thereunder.

HOW WILL THE CHANGE IN OWNERSHIP OF THE ADVISER AFFECT THE MANAGEMENT OF THE
FUND?

         With the change in ownership of the Adviser, there has also been a change in persons responsible for managing the assets of the Fund. Until December 31, 2003, the Fund's portfolio was managed by a team of employees at the Fund's sub-adviser, Ramco Consultants and Portfolio Management Ltd. (an affiliate of Ramco U.S., Inc.), subject to the supervision of the Adviser. Since then, the Fund has been managed directly by the employees of the Adviser.

ARE THERE ANY DIFFERENCES BETWEEN THE ORIGINAL INVESTMENT ADVISORY AGREEMENT AND THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

         The proposed new Investment Advisory Agreement is identical to the original Investment Advisory Agreement, except for the effective and termination dates. Your approval of the new Agreement will not increase the Fund's management fees.

WHO IS ELIGIBLE TO VOTE?

         The Board of Trustees has fixed the close of business on March 30, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. On the record date, the Fund had 292,017.441 outstanding shares of common stock. Shareholders of record at the close of business on the record date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each matter presented at the Meeting. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about April 5, 2004 to shareholders of record.

HOW CAN I VOTE MY SHARES?

         You may vote your shares in either of two ways:

         |X| BY MAIL: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

         |X| IN PERSON: By attending the Meeting and voting in person or by proxy.

WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT OR THE ELECTION OF THE TRUSTEES?

         It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response after several weeks, you may be contacted by officers or agents of the Fund or the Adviser who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the new Investment Advisory Agreement and the election of the new trustees by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

         If we do not obtain enough votes to approve the new Investment Advisory Agreement, we will have to resubmit the Agreement to the shareholders for approval or make other advisory arrangements, and the Adviser may only be able to receive advisory fees for its services since December 22, 2003 equal to its costs of advising the Fund during that period plus interest. If all of the trustees are not elected as proposed, some of the current trustees may have to resign to ensure that the composition of the Board satisfies the requirements of the Investment Company Act, and a new shareholder meeting may be called to elect additional trustees.

                           BLUE AND WHITE FUNDS TRUST
                               8383 WILSHIRE BLVD
                                    SUITE 100
                             BEVERLY HILLS, CA 90211

                                 PROXY STATEMENT

GENERAL INFORMATION:

         This Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Board of the Blue and White Funds Trust (the "Fund") for a special meeting of shareholders of the Fund to be held at the offices of the Fund, 8383 Wilshire Boulevard, Suite 100, Beverly Hills, California 90211, at 12:00 P.M., PACIFIC on FRIDAY, MAY 14, 2004, at 12:00 p.m., Pacific Time, or any adjournments or postponements thereof, for the purposes described in the accompanying Notice of Special Meetings of Shareholders (the "Meeting"). For your convenience, we have divided this proxy statement into four parts:

                       Part 1 -- AN OVERVIEW
                       Part 2 -- THE PROPOSALS
                       Part 3 -- MORE ON PROXY VOTING
                       Part 4 -- ADDITIONAL INFORMATION

         YOUR VOTE IS IMPORTANT! You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call (877) 429-3863. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person.

         Management of the Fund ("Management") expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone or personal interview. The costs of solicitation, including the costs of printing and mailing proxy materials and the costs of holding the Meeting, will be borne equally by the Fund and the Fund's investment adviser, Blue and White Investment Management, LLC. We began mailing this Notice of Special Meeting, Proxy Statement and the enclosed proxy card to shareholders of record on or about April 5, 2004.

         The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

         Copies of the Fund's Annual Report for the fiscal annual period ended August 31, 2003 and the Fund's Semi-Annual Report for the semi-annual period ended February 28, 2003 are available upon request, free of charge, by calling 877-494-1186 or writing to Blue and White Funds Trust, c/o InCap Service Company, 630 "A" Fitzwatertown Road, Willow Grove, Pennsylvania 19090. These reports are also available on the SEC's website, www.sec.gov.

                              PART 1 - AN OVERVIEW

         This Proxy Statement is being furnished by the Board in connection with the solicitation of proxies by the Board for use at the Meeting. The Board has fixed the close of business on March 30, 2004 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the

Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

         The Fund is a registered investment company organized as a Delaware statutory trust. The Fund's mailing address is Blue and White Funds Trust, c/o InCap Service Company, 630 "A" Fitzwatertown Road, Willow Grove, Pennsylvania 19090. The Fund commenced operations on February 3, 2003.

                             PART 2 - THE PROPOSALS

PROPOSAL ONE: TO ELECT BOARD MEMBERS

         Shareholders are being asked to ratify the appointment of Kevin McGlynn and Dror Chevion as members of the Board of Trustees of the Fund and to elect Yaniv Ezon and Yaron Kahlon as new trustees of the Fund. Each of the nominees has indicated his willingness to serve if elected.

         If any of the nominees should withdraw or otherwise become unavailable for election, the persons named as proxies will vote for such other nominees as the Fund's Board of Trustees may recommend. The Board has no reason to believe that any of the nominees will become unavailable for election as a trustee. The following table provides more information about the nominees, as well as all of the trustees, such as addresses, ages and principal occupations during the past five years.

                          Current Independent Trustees
----------------------------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITION(S)      TERM OF      PRINCIPAL OCCUPATION(S)    # OF PORTFOLIOS       OTHER
                              HELD WITH      OFFICE AND     DURING PAST FIVE YEARS    IN FUND COMPLEX   DIRECTORSHIPS
                                 FUND        LENGTH OF                                  OVERSEEN BY        HELD BY
                                            TIME SERVED                                   TRUSTEE          TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Kevin McGlynn                Trustee       Indefinite      Treasurer/CFO for                 1              None
8383 Wilshire Blvd, Suite                  term; since     McGlynn Plastering Inc.
100                                        December 2003   a construction company,
Beverly Hills, CA 90211                                    (1994 to present), CEO
Age:  33                                                   for Vitistrading, a
                                                           Importing/Consulting
                                                           company, (2001 to
                                                           present), CEO for
                                                           Crystal Gallery, a
                                                           retail business,
                                                           (1999 to 2002).
----------------------------------------------------------------------------------------------------------------------
Roy R. Tashi                 Trustee       Indefinite      Investor in equities              1              None
5 Prince Patrick Street                    term; since     and properties (1979 to
Richmond Melbourne,                        August 2002     present).
Victoria, 3121 Australia
Age: 58
----------------------------------------------------------------------------------------------------------------------
Dror Chevion                 Trustee       Indefinite      Self-employed                     1          Director,
 41 HaSehafim Street                       term; since     Consultant for business                      Ericom
Raanana 43724                              January 2004    development (2001 to                         Software
Israel                                                     present); President,                         Ltd. (2003
Age:  40                                                   EnterTecGroup LLC, a                         to present)
                                                           technology company
                                                           (2001): Executive Vice
                                                           President - Business
                                                           Development, Ness
                                                           Technologies, Inc., a
                                                           technology services
                                                           company (1999 to 2001)
----------------------------------------------------------------------------------------------------------------------

                    Current Interested Trustees and Officers
----------------------------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITION(S)      TERM OF      PRINCIPAL OCCUPATION(S)    # OF PORTFOLIOS       OTHER
                              HELD WITH      OFFICE AND     DURING PAST FIVE YEARS    IN FUND COMPLEX   DIRECTORSHIPS
                                 FUND        LENGTH OF                                  OVERSEEN BY        HELD BY
                                            TIME SERVED                                   TRUSTEE          TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Shlomo Eplboim               Trustee,      Indefinite      Financial Adviser,                1              None
8383 Wilshire Blvd, Suite    Chairperson   term;           Eplboim Poutre & Co., a
100                          and           since August    broker-dealer, (2001 to
Beverly Hills, CA 90211      Treasurer     2002            present); Financial
Age: 32                                                    Adviser, Prudential
                                                           Securities (1999 to
                                                           2001); Financial
                                                           Adviser, PaineWebber
                                                           (1997 to 1999).

----------------------------------------------------------------------------------------------------------------------
Michael Poutre               President     Since August    Financial Adviser,               N/A              N/A
8383 Wilshire Blvd, Suite    and           2002            Eplboim Poutre & Co., a
100                          Secretary                     broker-dealer, (2001 to
Beverly Hills, CA 90211                                    present); Financial
Age: 32                                                    Adviser, Van Kasper
                                                           (1999 to 2001);
                                                           Financial Adviser,
                                                           Paine Webber (1998 to
                                                           1999); International
                                                           Stock Broker, Smith
                                                           Barney (1995 to
                                                           1998). Served as
                                                           Trustee of the Fund
                                                           from August 2002 to
                                                           January 2003.
----------------------------------------------------------------------------------------------------------------------

                      Nominees for Election as New Trustees
----------------------------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITION(S)      TERM OF      PRINCIPAL OCCUPATION(S)    # OF PORTFOLIOS       OTHER
                              HELD WITH      OFFICE AND     DURING PAST FIVE YEARS    IN FUND COMPLEX   DIRECTORSHIPS
                                 FUND        LENGTH OF                                  OVERSEEN BY        HELD BY
                                            TIME SERVED                                   NOMINEE          NOMINEE
----------------------------------------------------------------------------------------------------------------------
Yaniv Ezon                   None          N/A             Executive Manager (2002          N/A             None
Meshek 243                                                 to present) and
Moshav Ginaton, 73110                                      Projects Manager (1998
Israel                                                     to 2000), Ness
Age: 33                                                    Technology, an
                                                           integration and
                                                           networking information
                                                           technology company
----------------------------------------------------------------------------------------------------------------------
Yaron Kahlon                 None          N/A             Owner/Manager, Unik              N/A             None
23 Hahermom St., Neve-Ganim                                L.T.D. , a retail store
Bet-Daga, 50200                                            (2001 to 2003);
Israel                                                     Manager, Israel Credit
Age: 33                                                    Lines, leasing services
                                                           business (1998 to 2003)
----------------------------------------------------------------------------------------------------------------------

         The Fund's Bylaws provide that each trustee will serve during the life of the Fund until he dies, resigns, is declared bankrupt or incompetent by a court, or is removed. In addition, any trustee may resign, or any trustee may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund. If a vacancy exists for any reason, the remaining trustees may fill such vacancy by appointment of another trustee. The trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the trustees holding office have been elected by the shareholders, the trustees then in office will call a shareholders' meeting for the purpose of electing trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing trustees.

         TRUSTEE COMPENSATION. The Fund does not compensate trustees who are officers or employees of the Adviser. During the fiscal period ended August 31, 2003, each independent trustee received a fee of $100 for each meeting attended in person. They were also reimbursed for travel and other out-of-pocket expenses in connection with attendance at Board meetings. The Fund does not offer any retirement benefits for the trustees. The Board holds regular quarterly meetings. During the fiscal period ended August 31, 2003, there were two meetings of the Board of Trustees, and the current trustees who were then members of the Board received the following compensation from the Fund:

                                                                                                      TOTAL
                                   AGGREGATE         PENSION OR RETIREMENT    ANNUAL BENEFITS   COMPENSATION FROM
  NAME OF PERSON/POSITION    COMPENSATION FROM THE    BENEFITS ACCRUED AS     UPON RETIREMENT     TRUST PAID TO
                                     TRUST           PART OF FUND EXPENSES                           TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Roy R. Tashi
Independent Trustee                   $100                    None                 None                100

Shlomo Eplboim
Interested Trustee                    None                    None                 None                None


         AUDIT COMMITTEE. The Audit Committee is currently comprised of Messrs. McGlynn, Tashi and Chevion, none of whom are "interested persons" of the Fund as defined in the Investment Company Act. The Audit Committee is responsible for selecting, overseeing and setting the compensation of the independent auditors of the Fund; for pre-approving all audit and non-audit services performed by the auditors for the Fund; and for pre-approving certain non-audit services performed by the auditors for the Advisor and certain control persons of the Advisor. The Audit Committee also reviews financial statements and other audit-related matters for the Fund and holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. During the fiscal period ended August 31, 2003, the Committee met one time.

         NOMINATING COMMITTEE. The Nominating Committee is currently comprised of Messrs. McGlynn, Tashi, and Chevion, none of whom are "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustees as is considered necessary from time to time and meets only as necessary. During the fiscal period ended August 31, 2003, the Committee met three times.

         The Nominating Committee's charter provides general guidelines and specific minimum qualifications for the nomination of any trustee nominee. The Nominating Committee gathers nominee recommendations from a variety of resources, such as other mutual funds, the Adviser, and colleagues. Although the Committee will consider recommendations from shareholders, it has not adopted formal procedures for such recommendations. Once the nominee has been contacted and agrees to be considered as a nominee, the Nominating Committee reviews the nominee's resume, nomination questionnaire and other credentials and analyzes the expertise the nominee would offer the Board of Trustees and the Fund. Then the Nominating Committee meets with the nominee in person to determine independence and qualifications. Trustees are selected on the basis of their professional experience, education, and their interest in, and capacity for understanding the complexities of, the operation of a mutual fund. Upon completion of the evaluation, the Nominating Committee votes whether to recommend the nominee to the full Board of Trustees for election to the Board. All of the independent trustees recommended that each nominee be included in this proxy statement for shareholder approval.

         VALUATION COMMITTEE. The Valuation Committee is currently comprised of Messrs. Eplboim and Poutre. The Valuation Committee is responsible for monitoring the valuation of Fund securities and other investments, and as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets only as necessary. The Valuation Committee did not need to meet during the fiscal year ended August 31, 2003.

         SHARE OWNERSHIP OF THE TRUSTEES. As of the record date for the Meeting, the officers and trustees of the Fund as a group owned beneficially approximately 1.9% of the Fund's outstanding shares. The following table shows the dollar range of shares beneficially owned by each trustee in the Fund as of the record date:

                              Independent Trustees
--------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity
                                         Securities of the Fund Beneficially
Name of Trustee                                         Owned
--------------------------------------------------------------------------------
Kevin McGlynn                                           None
Roy R. Tashi                                            None
Dror Chevion                                            None

                              Interested Trustees
--------------------------------------------------------------------------------
                                          Aggregate Dollar Range of Equity
                                         Securities of the Fund Beneficially
Name of Trustee                                         Owned
--------------------------------------------------------------------------------
Shlomo Eplboim                                    $50,001-$100,000


         None of the independent trustees or members of their immediate families own any securities of the Adviser, the Fund's distributor Quasar Distributors, LLC (the "Distributor") or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. During the two most recently completed calendar years, none of the independent trustees or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $60,000.

         REQUIRED VOTE. Provided that a quorum is present, election of the new trustees requires the affirmative vote of a plurality of the shares entitled to vote, which means that the two new trustees receiving the most votes will be elected. Ratification of Messrs. McGlynn and Chevion must be approved by a majority of the shares present at the Meeting. If the appointment of Mr. McGlynn or Mr. Chevion is not ratified, he will remain in office but will not be considered to have been elected by the shareholders of the Fund.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
         THAT YOU VOTE TO ELECT MESSRS. EZON AND KAHLON TO THE BOARD AND
        RATIFY THE PREVIOUS APPOINTMENTS OF MESSRS. MCGLYNN AND CHEVION.

PROPOSAL TWO: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN BLUE AND
              WHITE FUNDS TRUST AND BLUE AND WHITE INVESTMENT MANAGEMENT, LLC

         The Board of Trustees of the Fund is recommending that shareholders approve a proposed new Investment Advisory Agreement (the "New Agreement"), between Blue and White Investment Management, LLC and the Fund, which would become effective immediately following shareholder approval. The New Agreement is identical to the Fund's original Investment Advisory Agreement with the

Adviser (the "Original Agreement") and differs only in its effective and termination dates. A copy of the New Agreement is attached to this Proxy Statement as EXHIBIT A.

         The New Agreement is necessary because the Original Agreement terminated pursuant to the Investment Company Act as a result of a change in control of the Adviser. The Adviser continues to manage the Fund under an Interim Investment Management Agreement (the "Interim Agreement") as permitted by SEC rules.

         This proposal sets forth information about the Adviser, a description of the recent changes in ownership of the Adviser, a summary of the relevant Investment Advisory Agreements, and a discussion of the factors considered by the Board when it approved the New Agreement.

         INVESTMENT ADVISER. Blue and White Investment Management, LLC is an SEC-registered investment adviser with offices located at 8383 Wilshire Boulevard, Suite 100, Beverly Hills, California, 90211. The Adviser was founded in 2002 and currently manages approximately $4 million in Fund assets; it has no investment advisory clients other than the Fund. The Adviser has served as the Fund's manager since the Fund's inception on February 3, 2003. The Original Agreement requires the Adviser to manage the investment and reinvestment of the Fund's assets and to provide administration of the Fund not otherwise provided by third party service providers, subject to the direction of the Board of Trustees.

         DESCRIPTION OF OWNERSHIP CHANGES. Until December 22, 2003, the Adviser was owned 50% by Eplboim, Poutre & Co. ("EPCO") and 50% by Ramco U.S., Inc. (Mr. Shlomo Eplboim and Mr. Michael Poutre are co-owners of EPCO and Mr. Rami Rahimi and Ms. Cohava Rahimi own Ramco U.S., Inc.) On that date, Ramco U.S., Inc. sold its 50% interest in the Adviser to EPCO, and, as a result of this transaction, EPCO now owns 100% of the Adviser.

         The Adviser intends to adhere to the provisions of Section 15(f) of the Investment Company Act, to the extent possible. Section 15(f) of the Investment Company Act provides that when a change in control of a mutual fund investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated with respect to the change in control.

         The second condition is that during the three-year period immediately following consummation of the transaction, at least 75% of the fund's board of trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. The Board of Trustees of the Fund currently satisfies this requirement, and if the nominees for election to the Board are approved by shareholders at the Meeting, five of the six trustees (83%) will be independent of the Adviser.

         PORTFOLIO MANAGEMENT. Until January 1, 2004, the Fund's portfolio was managed by a team of employees of Ramco Consultants and Portfolio Management, Ltd. pursuant to an Investment Sub-Advisor Agreement with the Adviser and the Fund. The Fund is currently being managed by R. Robert Goldman, a Portfolio Manager employed by the Adviser. Mr. Goldman specializes in investing in Israel and U. S.-traded Israeli companies. From 1992 to 1995, he pioneered research in Israel working with Chesapeake Securities. From 1995 to 1999, he lead the Research Effort and Emerging Growth Group of Jospehthal & Co. From 1999 to 2003,

Mr. Goldman was a senior member of the Technology Research Team at U.S. Bancorp Piper Jaffray. In 2003, he co-founded Banneker Capital Management Corp., an advisory firm specializing in small/mid cap growth companies. In managing the Fund's portfolio, the Adviser utilizes a variety of sources of information, including research provided to it by Migdal Asset Management of Securities, Ltd., an affiliate of one of Israel's largest private brokerage firms.

         Interim Agreement. The Original Agreement under which the Adviser managed the Fund terminated as a result of the sale by Ramco U.S. Inc. of its interest in the Adviser. Generally, shareholders of a fund must approve a new advisory agreement before it takes effect. In this case, however, Rule 15a-4 under the Investment Company Act permitted the Board to approve the Interim Agreement under which the Adviser can continue managing the Fund after the sale transaction, until shareholders can approve the New Agreement. Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while the fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreement relating to the Fund:

         (i) the compensation under the interim contract may be no greater than under the previous contract;

         (ii) the fund's board of trustees, including a majority of the independent trustees, vote in person to approve the interim contract before the previous contract is terminated;

         (iii) the fund's board of trustees, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

         (iv) the interim contract provides that the fund's board of trustees or a majority of the fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days written notice to the investment adviser;

         (v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the board of the fund; and

         (vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

         The advisory fees earned by the Adviser during the interim period are being held in an escrow account until the shareholder meeting. If the New Agreement is approved, that approval will be treated as approval of the Interim Agreement by shareholders, and the Adviser will receive the escrowed fees plus interest earned on the escrow account. If the New Agreement is not approved, the Adviser will only receive fees for the interim period equal to the costs it incurred in advising the Fund for that period or the funds in the escrowed account, whichever is less.

         ORIGINAL AND NEW AGREEMENTS. The Original Agreement under which the Adviser provided advisory services to the Fund was originally dated as of August 13, 2002. The Original Agreement was approved by the Fund's Board of Trustees, including all of the independent trustees, as well as by the Fund's initial shareholder on October 14, 2002. The New Agreement is identical to the Original

Agreement except for the effective and termination dates. The New Agreement will take effect immediately after it is approved by shareholders and will have an initial term until August 31, 2005. The New Agreement can be renewed for successive one-year periods, provided its renewal is approved by the Board or by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund and, in either event, by the vote cast in person of a majority of the independent trustees.

         The terms of the Original and New Agreements are identical. There is no change in the advisory fees paid to the Adviser, which total 1.50% of average daily net assets annually. The Original Agreement and the New Agreement both provide that the Adviser will provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for the Fund. Both Agreements also provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, the Adviser will not be liable for errors of judgment or losses related to its advisory services to the Fund. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Fund or by the Adviser. The foregoing description of the New Agreement is qualified in its entirety by reference to EXHIBIT A.

         BOARD OF TRUSTEES DELIBERATIONS. On December 22, 2003, and March 24, 2004 the Board of Trustees of the Fund held special board meetings, at which it reviewed the sale of the Ramco U.S. Inc.'s shares of the Adviser and considered the proposed Interim and New Agreements with the Adviser to take effect following the sale transaction. In determining whether to approve the Interim Agreement and the New Agreement, the trustees considered a number of factors, including the nature of quality of the services provided to the Fund's shareholders by the Adviser, the advisory fees of other comparable mutual funds, the expenses of similar funds of comparable size, and the profitability of the advisory contract to the Adviser.

         o As a result of their service on the Board of Trustees, the trustees were aware of the Fund's superior past performance, the Adviser's voluntary agreement to limit annual Fund expenses to 2.35% and 3.00% of the average daily net assets of Class A and C shares respectively, and the lack of profitability to date of the Adviser's contract with the Fund as a result of the Fund's relatively small level of assets. (As a result of the lack of profitability in March 2004 the Board waived these limits for 2004 to 2.95% and 3.60%, respectively.)

         o The Board also noted that the proposed Interim Agreement and New Agreement provide for the same compensation to the Adviser as the Original Agreement, that the proposed Interim Agreement contains provisions complying with the requirements of Section 15 of the Investment Company Act and Rule 15a-4 thereunder, and that the proposed New Agreement is identical to the Original Agreement except for the effective and termination dates.

         o        The Board also considered whether the sale of Ramco U.S.
                  Inc.'s interest in the Adviser and the resignation of Ramco Consultants and Portfolio Management, Ltd. as sub-adviser would have an adverse impact on the Fund. The Board concluded that personnel of the Adviser were capable of managing the Fund's investment portfolio. In that connection, they noted that the resources available to the Adviser would include research provided by Migdal Asset Management of Securities, Ltd., an affiliate of one of Israel's largest private brokerage firms.

         Based on these and other considerations, the Board, including the independent trustees, unanimously determined that the scope and qualify of the services to be provided to the Fund under the Interim Agreement will be at least equivalent to the scope and quality provided under the Original Agreement; unanimously concluded that the Interim and New Agreements are reasonable and in the best interests of the Fund's shareholders; and unanimously approved the Interim Agreement and New Agreement and recommended that the shareholders of the Fund approve the New Agreement.

         Required Vote. Provided that a quorum is present, the approval of the New Agreement requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. If the New Agreement is not approved, the Board of Trustees will determine whether to resubmit the New Agreement to the shareholders of the Fund for their approval or to make other arrangements for management of the Fund's assets. In addition, pursuant to the Interim Agreement, the Adviser will be entitled to receive advisory fees for its services since December 22, 2003 equal to the lesser of the fees specified in the Agreement or its costs of advising the Fund during that period plus interest.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE TO APPROVE THE NEW AGREEMENT.

                                 OTHER MATTERS:

         The Board knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If, however, any other business should properly come before the Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

                         PART 3 - MORE ON PROXY VOTING:

RECORD DATE

         Only shareholders of record of the Fund at the close of business on the Record Date, March 30, 2004, are entitled to receive notice of the Meeting and may vote at the Meeting. As of the close of business on March 30, 2004, 292,017.441 shares of common stock of the Fund were issued and outstanding. Each share is entitled to one vote at the Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund's outstanding shares, except as follows:

CLASS C SHARES
-----------------------------------------------------------------------------------------
NAME AND ADDRESS                            NO. OF SHARES OWNED      PERCENTAGE OWNERSHIP
-----------------------------------------------------------------------------------------
Fiserv Securities, Inc.                     1,965.392                16.067%
FAO 56922305
One Commerce Square
2005 Market Street, Ste. 1200
Philadelphia, PA  19103-7008

-----------------------------------------------------------------------------------------
Michael B. Schulman Cust.                   1,078.901                8.820%
Suzanne R. Schulman
Unif Tran Min Act -PA
5734 Melvin St.
Pittsburgh, PA  15217-2213

UBS Financial Services, Inc.                1,069.698                8.745%
FBO - Finsvc CDN FBO
Don Lemmer
P.O. Box 3321
Weehawken, NJ  07086-8154

CLASS C SHARES
-----------------------------------------------------------------------------------------
NAME AND ADDRESS                            NO. OF SHARES OWNED      PERCENTAGE OWNERSHIP
-----------------------------------------------------------------------------------------
Michael B. Schulman Cust.                   1,044.783                8.262%
Joseph I. Schulman
Unif Transfer Min Act-PA
5734 Melvin St.
Pittsburgh, PA  15217-2213

-----------------------------------------------------------------------------------------
Bank of America Cust.                       844.454                  7.312%
FBO Carol L. Maller &
Melvyn C. Maller
P.O. Box 831575 Dallas, TX 75283-1575
-----------------------------------------------------------------------------------------

VOTING OF PROXIES

         Whether you expect to be personally present at the Special Meeting or not, please vote your proxy by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted "FOR" Proposals 1 and 2 as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before the Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Meeting and voting in person. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments thereof, as instructed.

QUORUM

         Under the Fund's Bylaws, a quorum of shares will be present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy. All proxies that are duly signed by a shareholder will be counted towards establishing a quorum, regardless of whether the shareholder has instructed the proxy as to how to vote, including proxies returned by brokers for shares held by brokers as to which no voting instructions are indicated ("Broker non-votes"). Broker non-votes and abstentions will not have an impact on Proposal 1, but will have the effect of a "No" vote on Proposal 2 presented in this Proxy Statement because the required vote for that Proposal is a percentage of the Fund's shares present or outstanding.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

                   IF YOU DO NOT EXPECT TO ATTEND THE MEETING,
            PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.
                            NO POSTAGE IS NECESSARY.

                         PART 4 - ADDITIONAL INFORMATION

SERVICE PROVIDERS OF THE FUND

         Blue and White Investment Management, LLC, 8383 Wilshire Boulevard, Suite 100, Beverly Hills, California, 90211 serves as the Fund's investment adviser.

         Incap Securities, Inc., 630 Fitzwatertown Road "A", Willow Grove, Pennslyvania 19090 serves as principal underwriter for the Fund and is authorized to distribute the Fund's shares.

         InCap Service Company, 630 Fitzwatertown Road "A", Willow Grove, Pennsylvania 19090 serves as the Fund's administrator, transfer agent and dividend disbursing agent.

         UMB Bank, N.A., 928 Grand Blvd., Kansas City, Missouri 64106, serves as custodian of the Fund's cash and securities.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual shareholder meetings. Because the Fund is not required to hold a regular meeting of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Michael Poutre, Secretary of the Fund, c/o InCap Service Company, 630 "A" Fitzwatertown Road, Willow Grove, Pennsylvania 19090.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Fund, in care of Michael Poutre, Secretary of the Fund, c/o InCap Service Company, 630 "A" Fitzwatertown Road, Willow Grove, Pennsylvania 19090, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

         YOUR VOTE IS IMPORTANT. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided. Your prompt response will help avoid the cost of additional solicitation. If you have any questions regarding the proxy statement, please call (877) 429-3863.. Your proxy is revocable at any time before Friday, MAY 14, 2004 at 12:00 P.M., Pacific Time by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise), or by attending the Meeting and voting in person. Attendance by a shareholder at the

Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.


By Order of the Board,

                                         Michael Poutre, Secretary
April 5, 2004

                                                                      APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made as of ________________ between THE BLUE AND WHITE FUNDS TRUST, a Delaware statutory trust (the "Fund" or the "Trust"), and BLUE AND WHITE INVESTMENT MANAGEMENT, LLC ("the Adviser"), a Delaware limited liability company registered, and which will remain registered for the term of the Agreement, as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a management investment company and desires to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to furnish these services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

         2. DUTIES AS INVESTMENT ADVISER.

         (a) Subject to the supervision of the Fund's Board of Trustees (the "Board" or the "Trustees"), the Adviser will have full discretion and authority
(i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund except as otherwise delegated by the Board. In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:

                  (1) to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

                  (2) to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

                  (3) to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to the Fund's investors (the "Shareholders") with respect to repurchases of interests in the Fund ("Interests") and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

                  (4) to call and conduct meetings of Shareholders at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

                  (5) with the Board's consent to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem

                               Appendix A - Page 1
         necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

                  (6) with the Board's consent to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management to the Fund and to terminate such services;

                  (7) as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

                  (8) if directed by the Board, to arrange for the purchase of
         (A) one or more "key man" insurance policies on the life of any principal of a shareholder of the Adviser, the benefits of which are payable to the Fund, or (B) ANY insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their principals, directors, officers, members, employees and agents; and

                  (9) to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other person.

         (b) The Adviser, in its discretion, may use brokers who provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's good faith determination that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

         (c) The Fund hereby authorizes the Adviser and any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of the Fund, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and Section 17(e)(2) and Rule 17e-1 under the 1940 Act and the Fund hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser.

         3. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

                               Appendix A - Page 2

         4. EXPENSES.

         (a) During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund other than those specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

                  (1) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

                  (2) all costs and expenses associated with the organization, operation and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

                  (3) the costs and expenses of holding any meetings of any Members that are regularly scheduled, permitted ( or required to be held under the terms of the Fund's Trust Instrument or By-Laws or other applicable law;

                  (4) the fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

                  (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Adviser or its affiliates or the Trustees;

                  (6) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders;

                  (7) all expenses of computing the Fund's net asset value, including any equipment or services obtained ( for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

                  (8) all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

                  (9) the fees of custodians and other persons providing administrative services to the Fund; and

                  (10) such other types of expenses as may be approved from time to time by the Board.

         (b) The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

         5. COMPENSATION. As full compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement, the Fund will pay the Adviser a fee computed daily and paid monthly in arrears at an annual rate of 1.50% of the Fund's average daily net assets. If the fees payable to the Adviser begin to accrue before the end of any month, or if this Agreement terminates before the end of any month, then such fees for such month shall be prorated according to the proportion which the partial period bears to the full month in which such effectiveness or termination occurs. The

                               Appendix A - Page 3

Adviser may from time to time and for such periods as it deems appropriate voluntarily reduce its compensation hereunder (and/or voluntarily assume expenses) for the Fund.

         6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Shareholders in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.

         7. INDEMNIFICATION.

         (a) The Fund will indemnify the Adviser and its affiliates, and each of their members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following:
(i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Trustees who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorney fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

         (b) Notwithstanding any of the foregoing, the provisions of this Paragraph shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph to the fullest extent permitted by law.

         8. DURATION AND TERMINATION.

         (a) This Agreement will become effective on the date the Fund commences investment operations, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund.

                               Appendix A - Page 4

         (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date the Fund commences investment operations. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

         (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

         9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Further, any material amendment, as determined by the parties thereto with the assistance of legal counsel, shall not be effective until approved: (a)(i) by the Board and (ii) by the vote of a majority of the Fund's outstanding voting securities; and (b) by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Trustees), by votes cast in person at a meeting specifically called for such purpose.

         10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         11. LICENSE AGREEMENT. The Fund shall have the non-exclusive right to use the name "Blue and White" to designate itself and any current or future series of shares only so long as the Adviser serves as investment manager or adviser to the Fund with respect to such series of shares and the Adviser has rights to the name from Eplboim, Poutre & Co. In the event that the Adviser ceases to act as the investment adviser to the Fund or have rights to the name from Eplboim, Poutre & Co., the Fund shall cease using the name "Blue and White" upon the Adviser's written request.

         12. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Adviser shall at all times conform to: (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder as amended; and (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933, as amended, and the 1940 Act; and (c) the provisions of the Fund's Trust Instrument and By-Laws, as amended; and (d) the provisions of Procedures of the Fund provided to the Adviser, as amended; and (e) any other applicable provisions of state and federal law. Adviser will maintain books and records with respect to the Fund's securities transactions as are required by applicable laws and regulations to be maintained and will furnish the Board such periodic and special reports as are required by applicable laws and regulations to be furnished or as the Board may reasonable request. Adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and will not use records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

         13. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any

                              Appendix A - Page 5
provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, collectively, shall constitute one agreement.

         The terms the "Blue and White Funds Trust" and "Trustees" (of the Trust) refer, respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust's organizational documentation, to which reference is hereby made. The obligations of the "Blue and White Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not biding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Fund, and all persons dealing with the Fund or other series of the Trust must look solely to the assets of the Fund for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                        THE BLUE AND WHITE FUNDS TRUST


                                        By:________________________________

                                        BLUE AND WHITE INVESTMENT
                                        MANAGEMENT, LLC


                                        By:________________________________

                              Appendix A - Page 6

--------------------------------------------------------------------------------
  [FRONT OF CARD]                    TO VOTE YOUR PROXY

          --------------------------------
                TO VOTE BY MAIL
          1) Read the Proxy Statement.
          2) Check the appropriate boxes
             on the reverse side.
          3) Sign and date the Proxy card.
          4) Return the Proxy card in the
             envelope provided.
          --------------------------------

****     CONTROL NUMBER:  999 999 999 999 99****

BLUE AND WHITE FUNDS TRUST.       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                       OF TRUSTEES OF BLUE AND WHITE FUNDS TRUST


          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS -- MAY 14, 2004

The undersigned hereby appoints as proxies Shlomo Eplboim and Michael Poutre, and each of them (with full power of substitution), to vote all shares of the undersigned in the Blue and White Funds Trust at the Special Meeting of Shareholders to be held at 12:00 P.M. PACIFIC TIME, on MAY 14, 2004, at the offices of the Fund, 8383 Wilshire Boulevard, Suite 100, Beverly Hills, California 90211 on Friday and any adjournment(s) thereof ("Meeting"), with all the power the undersigned would have if personally present.

                                       Date ______________________________, 2004


                                       -----------------------------------------
                                       Signature (owner, joint owners, trustee, custodian, etc.) (SIGN IN THE BOX)

                                       PLEASE SIGN EXACTLY AS NAME APPEARS AT
                                       LEFT. IF SHARES ARE HELD IN THE NAME OF
                                       JOINT OWNERS, EACH SHOULD SIGN.
                                       ATTORNEYS-IN-FACT, EXECUTORS,
                                       ADMINISTRATORS, ETC., SHOULD GIVE FULL
                                       TITLE. IF SHAREHOLDER IS A CORPORATION
                                       OR PARTNERSHIP, PLEASE SIGN IN FULL
                                       CORPORATE OR PARTNERSHIP NAME BY
                                       AUTHORIZED PERSON.

   If you have any questions regarding this proxy, please call (877) 429-3863.

--------------------------------------------------------------------------------
[BACK OF CARD]

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

                                        PLEASE FILL IN BOX(ES) AS SHOWN USING
                                        BLACK OR BLUE INK OR NUMBER 2 PENCIL.
                                        |X| PLEASE DO NOT USE FINE POINT PENS.

1.       TO APPROVE THE ELECTION OF THE FOLLOWING,
         AS INDEPENDENT TRUSTEES.

01) Kevin McGlynn       02) Dror Chevion         03) Yaniv Ezon            04) Yaron Kahlon
(Independent Trustee)   (Independent Trustee)    (Independent Trustee)     (Interested Trustee)


          FOR ALL                  AGAINST ALL                 FOR ALL EXCEPT
            |_|                        |_|                           |_|

To withhold authority to vote, mark "For All Except" and write the Nominee's number on the line below:


___________________________________


2.       TO APPROVE THE PROPOSED NEW            FOR    AGAINST    ABSTAIN
         INVESTMENT ADVISORY AGREEMENT.         [ ]      [ ]        [ ]


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------